Exhibit V



                             Joint Filing Agreement

         The undersigned acknowledge and agree that the amended statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.


                                     BAY HARBOR MANAGEMENT, L.C.

                                     By:  /s/ Steven A. Van Dyke
                                          -------------------------------------
Date:    December 17, 1998                Name:     Steven A. Van Dyke
                                          Title:    President



                                     TOWER INVESTMENT GROUP, INC.

Date:    December 17, 1998           By:  /s/ Steven A. Van Dyke
                                          -------------------------------------
                                          Name:     Steven A. Van Dyke
                                          Title:    President


Date:    December 17, 1998                /s/ Steven A. Van Dyke
                                          ---------------------------------
                                          Steven A. Van Dyke


Date:    December 17, 1998                /s/ Douglas P. Teitelbaum
                                          ----------------------------------
                                          Douglas P. Teitelbaum




                                     BAY HARBOUR 90-1, LTD.

Date:    December 17, 1998           By:  /s/ Steven A. Van Dyke
                                          -------------------------------------
                                          Name:     Steven A. Van Dyke
                                          Title:    Authorized Signatory

                                     BAY HARBOUR 98-1, LTD.

Date:    December 17, 1998           By:  /s/ Steven A. Van Dyke
                                          -------------------------------------
                                          Name:     Steven A. Van Dyke
                                          Title:    Authorized Signatory


                                     TROPHY HUNTER INVESTMENTS, LTD.

Date:    December 17, 1998           By:  /s/ Steven A. Van Dyke
                                          -------------------------------------
                                          Name:     Steven A. Van Dyke
                                          Title:    Authorized Signatory


                                     BAY HARBOUR INVESTMENTS, INC.

Date:    December 17, 1998           By:  /s/ Steven A. Van Dyke
                                          -------------------------------------
                                          Name:     Steven A. Van Dyke
                                          Title:    Authorized Signatory



                                     TROPHY HUNTERS, INC.

Date:    December 17, 1998           By:  /s/ Steven A. Van Dyke
                                          -------------------------------------
                                          Name:     Steven A. Van Dyke
                                          Title:    Authorized Signatory




                                     BAY HARBOR PARTNERS, LTD.

Date:    December 17, 1998           By:  /s/ Steven A. Van Dyke
                                          -------------------------------------
                                          Name:     Steven A. Van Dyke
                                          Title:    Authorized Signatory


                                     TROPHY HUNTER PARTNERS, LTD.

Date:    December 17, 1998           By:  /s/ Steven A. Van Dyke
                                          -------------------------------------
                                          Name:     Steven A. Van Dyke
                                          Title:    Authorized Signatory